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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     October 15, 2004

                 CHASE MANHATTAN BANK, USA NATIONAL ASSOCIATION
                     on behalf of the Chase USA Master Trust
                  (formerly known as "Providian Master Trust")
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  333-55817
United States                     333-39856             22-2382028
------------------------------    -----------------     ----------------------
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation)                 File Number)          Identification No.)


White Clay Center, Building 200, Newark, DE        19711
----------------------------------------------------------
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


--------------------------------------------------------------
(Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

Chase USA Master Trust is the issuer of a number of outstanding series of asset backed securities.

On or about October 15, 2004, Chase Manhattan Bank USA, National Association ("Chase USA") distributed monthly payments to the holders of the Chase USA Master Trust Series 2000-1 and Series 2000-2. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as an exhibit to this current report on Form 8-K.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.      Description
-----------      -----------

    99.1 Monthly Reports with respect to the October 15, 2004 distribution.




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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHASE USA MASTER TRUST

                                            By: CHASE MANHATTAN BANK USA,
                                            NATIONAL ASSOCIATION, as Servicer

                                            By: /s/ Patricia M. Garvey
                                               --------------------------
                                            Name: Patricia M. Garvey
                                            Title:  Vice President
                                            Date: October 21, 2004




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                                           INDEX TO EXHIBITS
                                           ----------------------------

Exhibit No.                                Description
---------------                            -----------------
      99.1                                 Monthly Reports with respect to the
                                           distribution to certificateholders on
                                           October 15, 2004.